UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01. Changes in Registrant’s Certifying Accountant

Effective as of January 14, 2026, Nukkleus Inc., a Delaware corporation (the “Company”), dismissed GreenGrowth CPAs (“GreenGrowth”) as the independent registered public accounting firm engaged to audit the Company’s financial statements. GreenGrowth’s dismissal was approved by the Company’s board of directors (“Board”) as of such date.

Effective as of January 14, 2026, the Company engaged Somekh Chaikin, a member firm of KPMG International (“Somekh Chaikin”), as the Company’s independent external auditors for the year ending December 31, 2025. The appointment of Somekh Chaikin, which was approved by the stockholders of the Company at the Company’s annual meeting held on November 6, 2025, is subject to completion of Somekh Chaikin’s client acceptance procedures.

GreenGrowth had served as the Company’s independent auditors since November 2023. GreenGrowth’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024, September 30, 2024 and 2023, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability, in light of its recurring losses from operations and a working capital deficit, to continue as a going concern.

During the fiscal years ended December 31, 2024, September 30, 2024 and 2023, and through January 14, 2026, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with GreenGrowth on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GreenGrowth’s satisfaction, would have caused GreenGrowth to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided GreenGrowth with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that GreenGrowth provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of GreenGrowth’s letter, dated January 14, 2026, is filed herewith as Exhibit 16.1.

During the fiscal years ended December 31, 2024 and September 31, 2024 and 2023, and through January 14, 2026, neither the Company nor anyone on its behalf has consulted with Somekh Chaikin regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Somekh Chaikin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from GreenGrowth CPAs to the Securities and Exchange Commission, dated January 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: January 14, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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